DEBT CONVERSION AGREEMENT

This debt conversion agreement ("Agreement") is made on _December 23, 2025_,

BETWEEN: **Enterprise Software Investment Inc.** (BVI Company Number: 2123918) with registered office at Craigmuir Chambers, Road Town, Tortola, VG 1110, British Virgin Islands (hereinafter "**ESI**");

AND: **Orangekloud Technology Inc.** (Company Registration Number: 400228) with registered office at 4th Floor, Harbour Place, 103 South Church Street, P. O. Box 10240, Grand Cayman, KY-1002, Cayman Islands (hereinafter "**ORKT**");

(each a "Party" and collectively the "Parties")

WHEREAS

a) **ESI** owes ORKT the amount of USD _4,061,000_ (the "Debt").

b) The parties agree that the Debt shall be repaid by way of issuing additional shares of ESI to ORKT.

The Parties hereby agree as follows:

1. Conversion: The Debt of USD _4,061,000_ shall be satisfied by the issuance of _20,305_ shares in ESI at an issue price of USD _200_ per share.

2. Effective Date: December 30, 2025. On the Effective Date, ESI will issue 20,305 shares to ORKT and subsequently deliver an updated register of members to ORKT reflecting the additional shares issued.

3. Consideration: ORKT agrees that the Debt is discharged upon allotment of the shares in ESI on the Effective Date. Following this, ESI remains a wholly-owned subsidiary of ORKT.

4. Corporate Approvals: The Parties represent that the transactions and obligations under this Agreement have been approved by the requisite board resolutions and are in compliance with the BVI Business Companies Act, Revised Edition 2020, and the Cayman Islands Companies Act (2025 Revised Edition).

5. Governing Law: Laws of the British Virgin Islands.

6. Counterparts: This Agreement may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

[signature pages to follow]

The Parties hereto have executed this Agreement as of the day and year first above written.

For and on behalf of
Enterprise Software Investment Inc.

Authorized Signatory

Name: Goh Kian Hwa
Title: Director

For and on behalf of
Orangekloud Technology Inc.

Authorized Signatory

Name: Goh Kian Hwa
Title: Director